                                   [GRANTED]

                                                                    EXHIBIT 99.3

                                                         (BANKRUPTCY COURT SEAL)

                                                SO ORDERED.


                                                DATED: MARCH 24, 2006

                                                /s/ Redfield T. Baum
                                                REDFIELD T. BAUM, SR
                                                U.S. BANKRUPTCY JUDGE


                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF ARIZONA

In re
                                          Chapter 11
THREE-FIVE SYSTEMS, INC.,
                                          Case No.             05-bk-17104-RTB
                Debtor.
In re
                                          Chapter 11
TFS-DI, INC.,
                                          Case No.             05-bk-18689-RTB
                Debtor.
                                          ORDER APPROVING DISCLOSURE
                                          STATEMENT AND PROCEDURES FOR
                                          CONFIRMATION OF AMENDED JOINT
                                          PLAN OF REORGANIZATION

     THIS MATTER is before the Court on the Motion For Order Approving Disclosure Statement And Procedures For Confirmation Of Joint Plan of Three-Five Systems, Inc. and TFS-DI, Inc., the debtors-in-possession in the above-captioned Chapter 11 cases (together, the "DEBTORS"), dated January 17, 2006 (the "MOTION"), and the Supplement to that Motion, filed March 15, 2006. After due consideration and cause appearing,

THE COURT FINDS AND CONCLUDES THAT:

     1. The Motion and relief requested in it constitute "core proceedings" in which this Court may enter final and dispositive orders under 28 U.S.C. Sections 1334 and 157(b)(2).

                                   [GRANTED]

     2. Venue of these Chapter 11 cases and these proceedings is proper in this District under 28 U.S.C. Sections 1408 and 1409.

     3. On January 6, 2006, the Debtors filed their Joint Plan of Reorganization (the "ORIGINAL PLAN") and the related Disclosure Statement In Support of Joint Plan of Reorganization (the "ORIGINAL DISCLOSURE STATEMENT").

     4. On February 16, 2006, the Court conducted a hearing to approve the Original Disclosure Statement and consider the relief requested in the Motion at which statements of counsel for the Debtors, the Official Equityholders Committee, and the Securities and Exchange Commission were heard regarding alleged deficiencies and other concerns regarding the Original Disclosure Statement.

     5. On March 21, 2006, the Court conducted a continued hearing, this time to consider the approval of the Disclosure Statement In Support of Amended Joint Plan of Reorganization, filed on March 15, 2006 (the "AMENDED DISCLOSURE STATEMENT"), pertaining to the Amended Joint Plan of Reorganization, also filed on March 15, 2006 (the "AMENDED PLAN").

     6. Notice of the Motion, the Supplement, and all related hearings was adequate under the circumstances, and no additional notice is required.

     7. The Amended Disclosure Statement contains ample information to warrant approval under Bankruptcy Code Section 1125, including complete discussions of:
(a) the features, terms, and provisions of the Amended Plan; (b) significant events preceding the Debtors' Chapter 11 cases; (c) the operation, cessation, and sale of the Debtors' businesses and assets before and during the course of the Chapter 11 cases; (d) the methodology of making distributions to holders of allowed claims and equity interests and the source of those distributions; (e) the disposition of all assets of the Debtors' estates for the benefit of creditors and equity holders; (f) the nature and extent of likely claims against the Debtors' estates; (g) risk factors affecting the Amended Plan; (h) an analysis setting forth the estimated return that creditors and equity holders will receive under the Amended Plan; and (i) certain federal tax consequences of the Amended Plan on the Debtors, creditors, and equity holders. Accordingly,

                                   [GRANTED]

the Disclosure Statement contains adequate information within the meaning of Bankruptcy Code Section 1125 and should be approved.

     8. No class of claims under the Amended Plan is "impaired" under Bankruptcy Code Section 1124. Accordingly, no solicitation votes to accept or reject the Amended Plan from any class of claims under the Amended Plan (i.e., Classes 1 through 4) is necessary under Bankruptcy Code Section 1126(f), and the Debtors are excused from any such solicitation.

     9. The procedures for notice of the hearing to consider confirmation of the Amended Plan (the "CONFIRMATION HEARING") proposed in the Motion are appropriate, consistent with the Bankruptcy Code and the Bankruptcy Rules, and are in the best interests of the Debtors' estates.

     10. The Ballots and procedures to be used for the solicitation and tabulation of votes on the Amended Plan from members of Class 5 under the Amended Plan are appropriate, consistent with the Bankruptcy Code and the Bankruptcy Rules, and are in the best interests of the Debtors' estates.

THE COURT ORDERS THAT:

     1. The Motion and the relief requested in the Supplement are GRANTED in their entirety. To the extent not otherwise resolved by this Order or withdrawn, any objections to the Original Disclosure Statement or the Amended Disclosure Statement, the Motion, and the Supplement are overruled.

     2. The Amended Disclosure Statement, as modified, if at all, in accordance with any revisions announced in Court, is approved as containing "adequate information" under Bankruptcy Code Section 1125.

     3. The Confirmation Hearing will be held on June 13, 2006 at 10:00 a.m. Arizona Time. The Confirmation Hearing may be continued from time to time by the Court or the Debtors without further notice other than adjournments announced in open Court.

     4. In accordance with Bankruptcy Rules 2002 and 3017(d), the Debtors must provide to all creditors and equity security holders a copy of the notice, substantially in the form attached to the Motion as Exhibit B (the "CONFIRMATION HEARING NOTICE"), setting forth: (a) the

                                   [GRANTED]

time fixed for filing objections to confirmation of the Amended Plan; and (b) the time, date, and place of the Confirmation Hearing.

     5. Under Bankruptcy Rule 3020(b)(1), any objections to confirmation of the Amended Plan must: (a) be in writing; (b) state the name and address of the objecting party and the nature and amount of the claim or interest of such party; (c) state with specificity the basis and nature of any objection or proposed modification to the Plan; and (d) be filed, together with proof of service, with the Court (via the ECF system) and served so that they are RECEIVED on or before 5:00 p.m. Arizona Time on June 6, 2006, by (i) the Court,
(ii) counsel for the Debtors, and (iii) the U.S. Trustee, all at the addresses set forth in the Confirmation Hearing Notice. Objections not timely filed and served in the manner set forth above will not be considered and will be overruled and expunged.

     6. The Debtors may, but are not required to, file replies to any objections to confirmation no later than 5:00 p.m. Arizona Time on the date that is two days before the Confirmation Hearing.

     7. The foregoing procedures regarding notice of the Confirmation Hearing will be deemed to comply with Bankruptcy Rules 2002 and 3017 and will be deemed adequate.

     8. The Ballots and procedures to be used to solicit votes on the Amended Plan from members of Class 5 under the Amended Plan are approved. No later than March 27, 2006, the Debtors must send to all record members of Class 5, in addition to other materials required to be sent to them under this Order, a copy of the Amended Disclosure Statement and the Amended Plan (with all exhibits and appendices), all Ballots to be used by members of Class 5, and a copy of this Order.

     9. CPT Group, Inc. is approved as the voting agent for purposes of votes on the Amended Plan.

     10. In order to be counted as votes to accept or reject the Plan, all Ballots must be properly executed, completed, and delivered to CPT Group, Inc. by one of the following methods: (a) first-class mail, in the return envelope provided with the Ballots; (b) overnight

                                   [GRANTED]

courier; (c) personal delivery; or (d) facsimile; so that CPT RECEIVES the Ballots by 5:00 p.m. Pacific time on MAY 26, 2006 (the "VOTING DEADLINE").

     11. Any Ballot that is properly completed, executed, and timely returned to CPT Group but does not indicate an acceptance or rejection of the Amended Plan will be deemed to be a vote to accept the Plan. Whenever a Class 5 member casts more than one Ballot before the Voting Deadline, the last Ballot received before the Voting Deadline will be deemed to reflect the voter's intent and thus to supersede any prior Ballots. Class 5 members must vote all their shares either to accept or reject the Amended Plan and may not split their vote. A Ballot that partially rejects and partially accepts the Amended Plan will not be counted.

     12. Only those holders of Equity Interests and Equity Related Claims on record with the Debtors' transfer agent as holders of shares as of the date of this Order are to be solicited and are entitled to vote on the Amended Plan.

Dated: March ____, 2006



                                           ------------------------------------
                                           CHIEF UNITED STATES BANKRUPTCY JUDGE


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